EXHIBIT 10.56

FOURTH AMENDMENT TO SECURED PROMISSORY NOTE

This Fourth Amendment to Secured Promissory Note (this "Amendment") is made as of November 11, 2009, by and between Imageware Systems, Inc., a Delaware corporation ("Borrower"), and BET Funding LLC, a Delaware limited liability company ("Lender").

BACKGROUND

A.           On February 12, 2009, Borrower issued to Lender a secured promissory note (the "Original Note") in the original principal amount of Five Million Dollars ($5,000,000).  On such date, Lender made to Borrower an initial advance under the Note of One Million Dollars ($1,000,000).  The Note and all instruments, documents and agreements executed in connection therewith, or related thereto, are referred to herein collectively as the "Financing Documents".  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Note.

B.           On June 9, 2009, Borrower and Lender entered into that certain Waiver and Amendment Agreement (the "Waiver and Amendment Agreement") in order to (i) waive certain existing events of default under the Note and (ii) amend certain terms of the Note.

C.           On June 22, 2009, Borrower and Lender entered into that certain Amendment to Promissory Note (the "Second Amendment") pursuant to which (i) Lender made a subsequent advance to Borrower under the Note in the principal amount of Three Hundred Fifty Thousand Dollars ($350,000), and (ii) certain terms of the Note were amended.

D.           On October 5, 2009, Borrower and Lender entered into that certain Third Amendment to Promissory Note (the "Third Amendment") pursuant to which (i) Lender agreed to make additional advances in an aggregate amount up to One Million Dollars ($1,000,000) to only be used for the purpose of compromising certain of the Company's outstanding vendor payables or paying for the audit of the Company's financial statements, (ii) Lender made an advance of Three Hundred Thousand Dollars ($300,000) of such amount and (iii) certain terms of the Note were amended.  The Original Note, as amended by the Waiver and Amendment Agreement, the Second Amendment and the Third Amendment, is hereinafter referred to as the "Note".

E.           Lender is making a subsequent advance of $350,000 under the Note (the "Additional Advance") on the terms and conditions set forth in this Amendment.  In connection therewith, Borrower and Lender have agreed to amend certain terms of the Note as evidenced herein.

F.           As consideration for the making of the Additional Advance, Borrower shall execute and deliver to Lender, as a loan origination fee, an assignment of receivables, in substantially the form of Exhibit A attached hereto, pursuant to which Borrower shall assign to Lender all of Borrower's rights, title and interest in its accounts receivables (the "Assignment of Receivables").

NOW THEREFORE, with the foregoing Background deemed incorporated by reference and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

SECTION 1.  ACKNOWLEDGMENT OF INDEBTEDNESS, ETC.

1.1           Note.  Borrower hereby acknowledges and confirms that as of the close of business on November 11, 2009, Borrower is indebted to Lender, without defense, setoff, claim or counterclaim under the Financing Documents, in the aggregate principal amount of $2,012,437.35 (which amount includes the Additional Advance being made on the date hereof and the legal fees of $12,437.35 paid by Lender to Klehr, Harrison, Harvey Branzburg & Ellers LLP on October 26, 2009), together with accrued and unpaid interest in the amount of $82,002.86 and all other unreimbursed fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Financing Documents.

1.2           Fees and Expenses.  Borrower acknowledges and agrees that it is liable for all fees, costs and expenses (including attorneys' fees) incurred by Lender in connection with the documentation, preparation, interpretation and negotiation of this Amendment and the Financing Documents, and any amendment, modification or supplement to this Amendment or to the Financing Documents, the consummation and administration of the transactions contemplated hereby and thereby and the enforcement, preservation, protection or defense of any of Lender's rights and remedies hereunder and under the Financing Documents, including, without limitation any costs for appraisals, searches or filing fees incurred by Lender.  All such fees, costs and expenses are referred to herein as "Expenses."  All Expenses will be payable within 15 days after Lender gives notice thereof.  Lender reserves the right to add some or all of its Expenses to the outstanding principal balance of the Note upon notice to Borrower.  Any such amount added to the principal balance of the Note by Lender for payment of its Expenses shall be deemed to have been loaned to Borrower under the terms of the Note.

SECTION 2.  AMENDMENTS TO NOTE

2.1           Amendments to Note. The Note is hereby amended as follows:

(a)           Preamble.  The second paragraph of the Preamble of the Note is hereby amended to add the following sentence at the end thereof:

"Further, pursuant to that certain Fourth Amendment to Secured Promissory Note, dated as of November 11, 2009, Lender made an additional advance in the principal amount of Three Hundred Fifty Thousand Dollars ($350,000) (the "Fourth Amendment Advance").

(b)           Section 2(a).  Section 2(a) of the Note is hereby amended by adding the following sentence at the end thereof:

"Notwithstanding the foregoing, Company shall repay Lender in full the amount of the Fourth Amendment Advance, together with all accrued and unpaid interest thereon, on or before December 31, 2009."

(c)           Section 2(b).  The second sentence of Section 2(b) of the Note is hereby amended by replacing "fourteen percent (14%)" with "eighteen percent (18%)".

2.2           Incorporation of Amendment into Note.  Borrower hereby directs Lender to attach an original counterpart of this Amendment to the Note.  The Note and this Amendment shall be deemed to constitute a single instrument.

SECTION 3.  ASSIGNMENT OF RECEIVABLES

3.1           Assignment of Receivables.  In consideration of Lender's agreeing to make the Additional Advance to Borrower, Borrower shall execute and deliver to Lender the Assignment of Receivables.

3.2           Origination Fee.  Borrower acknowledges the value to its business of the Additional Advance.  Borrower's Board of Directors has determined that Borrower would not be able to obtain financing in the amount and on the same or better terms as the Additional Advance from a third party.  Borrower acknowledges and confirms that the origination fee that it has agreed to pay Lender in consideration for the Additional Advance (i.e., the Assignment of Receivables) is fair and reasonable in relation of the value of the Additional Advance to Borrower and its business.

SECTION 4.  COLLATERAL

4.1           Affirmation of Existing Collateral.  Borrower covenants, confirms and agrees that as security for the repayment of the Obligations, Lender has, and shall continue to have, and is hereby granted a continuing, perfected lien on and security interest in the Collateral, all whether now owned or hereafter acquired, created or arising, together with all proceeds, including insurance proceeds thereof.  Borrower acknowledges and agrees that nothing herein contained in any way impairs Lender's existing rights and priority in the Collateral.

4.2           Further Assurances.  Upon execution of this Amendment, and thereafter as Lender may from time to time request, Borrower shall further assist Lender in effectuating the terms and intent of this Amendment and the Financing Documents and in assuring continued, effective and proper perfection of Lender's liens and security interests in the Collateral.  Borrower hereby authorizes Lender to sign (if necessary) on Borrower's behalf and/or file, from time to time, without signature of Borrower, any financing statements as Lender may reasonably deem necessary to perfect, or maintain perfection, of Lender's security interests.

SECTION 5.  EFFECTIVENESS CONDITIONS

5.1           Conditions.  Lender's undertakings hereunder are subject to satisfactory completion, as determined by Lender in its sole discretion (all documents to be in form and substance satisfactory to Lender and its counsel) of the following conditions ("Effectiveness Conditions"):

(a)           Borrower's execution and delivery of this Amendment and the Assignment of Receivables;

(b)           Borrower shall have delivered to Lender resolutions of the Board of Directors of Borrower authorizing the execution and delivery of this Amendment and the Assignment of Receivables and the transactions herein and therein contemplated;

(c)           No Default or Event of Default shall have occurred and be continuing under the Financing Documents; and

(d)           All Expenses incurred by Lender shall have been paid by Borrower when due.

SECTION 6.  REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower represents, warrants and covenants to Lender that:

6.1           Prior Representations.  By execution of this Amendment, except as otherwise expressly set forth herein, Borrower reconfirms all warranties and representations made to Lender under the Financing Documents and restates such warranties and representations as of the date hereof all of which shall be deemed continuing until all of the Obligations are paid and satisfied in full.

6.2           No Conflict. The execution and delivery by Borrower of this Amendment and the Assignment of Receivables and the performance of the obligations of Borrower hereunder and thereunder and the consummation by Borrower of the transactions contemplated hereby and thereby: (i) are within the corporate powers of Borrower; (ii) are duly authorized by the Board of Directors of Borrower and, if necessary, its stockholders; (iii) are not in contravention of the terms of the articles or certificate of incorporation or bylaws of Borrower or of any indenture, contract, lease, agreement instrument or other commitment to which Borrower is a party or by which Borrower or any of its property are bound; (iv) do not require the consent, registration or approval of any Governmental Authority or any other Person; (v) do not contravene any statute, law, ordinance regulation, rule, order or other governmental restriction applicable to or binding upon Borrower; and (vi) will not, except as contemplated herein for the benefit of Lender, result in the imposition of any Liens upon any property of Borrower.

6.3           Stockholder Authorization.  Neither the execution, delivery or performance by Borrower of this Amendment or the Assignment of Receivables nor the consummation by it of the transactions contemplated hereby or thereby requires any consent or authorization of Borrower's stockholders.

6.4           Valid, Binding and Enforceable.  This Amendment and the Assignment of Receivables and any assignment or other instrument, document or agreement executed and delivered in connection herewith or therewith, will be valid, binding and enforceable in accordance with their respective terms with respect to Borrower upon the execution and delivery by Borrower thereof.

6.5           Event of Default.  No Default or Event of Default has occurred (other than the Existing Defaults (as defined under the Waiver and Amendment Agreement)) or is continuing under the Note or any of the other Financing Documents.

6.6           Covenants.  Borrower has performed and complied with all covenants, agreements, obligations and conditions to be performed or complied with under the Note and the other Financing Documents.

6.7           Accounts Receivables.  Exhibit B attached hereto sets forth a true and complete list of Borrower's current accounts receivables (the "Accounts Receivables").  All of the Accounts Receivables (i) have arisen in bona fide transactions on ordinary trade terms, (ii) are valid claims against account debtors for goods or services delivered or rendered, subject to no defenses, offsets or counterclaims, and (iii) have been collected or are collectible in the ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms.

SECTION 7.  BORROWER'S EXISTING COVENANTS

7.1           Existing Covenants.  Borrower covenants that on and after the date of execution of this Amendment and until the Obligations are indefeasibly paid and satisfied in full that, except as expressly modified hereby, Borrower shall continue to observe and maintain compliance with all covenants, representations and warranties contained in, or arising in conjunction with, the Financing Documents.

SECTION 8.  MISCELLANEOUS

8.1           Default.

(a)           In addition to each of the Events of Default set forth in the Financing Documents, the (i) failure of Borrower to comply with its representations, warranties, covenants or other undertakings under this Amendment, or (ii) occurrence or institution of any action or proceeding which may adversely affect Borrower's ability to perform under this Amendment (as determined by Lender in its discretion), shall be an Event of Default under the Financing Documents and upon such failure, Lender's undertakings under this Amendment may at Lender's discretion, and without notice to Borrower immediately terminate and Lender may exercise its rights and remedies as granted under the Financing Documents and under applicable law or in equity.

(b)           Any default by Borrower under any of the Financing Documents, shall be considered a default and an Event of Default under all of the Financing Documents and upon such default, Lender's undertakings under this Amendment may at Lender's discretion, and without notice to Borrower immediately terminate and Lender may exercise its rights and remedies as granted under the Financing Documents and under applicable law or in equity.

8.2           Integrated Agreement.  This Amendment shall be deemed incorporated into and made a part of the Financing Documents.  The Financing Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting the Lender's rights, remedies and security.  If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

8.3           Non-Waiver.  No omission or delay by Lender in exercising any right or power under this Amendment, or the Financing Documents or any related agreement will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by Lender and then only to the extent specified.  Lender's rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.

8.4           Headings.  The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

8.5           Survival.  All warranties, representations and covenants made by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Amendment, shall be considered to have been relied upon by Lender. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder.  All warranties, representations, and covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

8.6           Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.  No delegation by Borrower of any duty or obligation of performance may be made or is intended to be made to Lender.  No rights are intended to be created hereunder or under any related instruments, documents or agreements for the benefit of any third party donee, creditor, incidental beneficiary or affiliate of Borrower.

8.7           GOVERNING LAW.  THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.  THE PROVISIONS OF THIS AMENDMENT, THE OTHER FINANCING DOCUMENTS AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8.8           CONSENT TO JURISDICTION.  BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING.  BORROWER WAIVES ANY OBJECTION TO IMPROPER VENUE AND FORUM NON-CONVENIENS TO PROCEEDINGS IN ANY SUCH COURT AND ALL RIGHTS TO TRANSFER FOR ANY REASON.  BORROWER IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED.

8.9           WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST LENDER WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE FINANCING DOCUMENTS, WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

8.10           RELEASE.  AS FURTHER CONSIDERATION FOR THE LENDER'S AGREEMENT TO MAKE THE ADVANCE SET FORTH HEREIN, BORROWER HEREBY WAIVES AND RELEASES AND FOREVER DISCHARGES LENDER AND ITS MEMBERS, OFFICERS, DIRECTORS, ATTORNEYS, AGENTS AND EMPLOYEES FROM ANY LIABILITY, DAMAGE, CLAIM, LOSS OR EXPENSE OF ANY KIND THAT BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER ARISING OUT OF OR RELATING TO THE OBLIGATIONS, THIS AMENDMENT OR THE FINANCING DOCUMENTS.

8.11           Waivers.

(a)           Borrower will not, directly or indirectly, do any act or fail to do any act, which would impair or affect Lender's security interest in any Collateral, nor will Borrower upon any default or Event of Default under this Amendment or the other Financing Documents, contest Lender's right to obtain judgment against Borrower or to foreclose upon any Collateral pledged to Lender, nor will Borrower move to vacate or enjoin such judgment or foreclosure.

(b)           Borrower waives and renounces all rights which are waivable under Article 9 of the Uniform Commercial Code as such rights relate to Borrower's relationship with Lender, whether such rights are waivable before or after default, including, without limitation, those rights with respect to compulsory disposition of collateral (U.C.C. §§9-610, 9-615 and 9-620), any right of redemption under U.C.C. §9-623, and any right to notice relating to disposition of collateral under U.C.C. §9-611.

8.12           Advice of Counsel.  Borrower acknowledges that it had the right to consult with independent legal counsel concerning this Amendment and specifically regarding the effect and implications of Sections 8.8, 8.9, 8.10 and 8.11 above and Borrower knowingly and voluntarily hereby waives the rights described therein or affected thereby.

8.13           Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

8.14           Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Amendment may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

8.15           Effect of Amendment.  Except as expressly stated herein:  (a) the Financing Documents are and shall be unchanged and remain in full force and effect, and (b) this Amendment shall not constitute a waiver of any Default or Event of Default or a waiver of the right of Lender to insist upon compliance with any term, covenant, condition or provision of the Note and the other Financing Documents, as amended hereby.  Except as specifically stated herein, the execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise affect the respective obligations and liabilities of Borrower or any other Person under any of the Financing Documents, all of which as amended hereby, shall continue in full force and effect.  Borrower hereby ratifies and confirms the existence of each of the Financing Documents to which it is a party, each of the Liens created pursuant to each such Financing Document and each and every term, condition, obligation, liability, undertaking and covenant therein contained.  Each of the Financing Documents is hereby amended and modified to the extent necessary (and without any further action on behalf of Borrower, Lender or any other Person) in order to give full force and effect to this Amendment.  This Amendment constitutes a Financing Document.

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IN WITNESS WHEREOF, the undersigned parties have executed this Fourth Amendment the day and year first above written.

IMAGEWARE SYSTEMS, INC.

By:           _________________________
Name:   S. James Miller
Title: Chairman and CEO

BET FUNDING LLC

By: ________________________
Name:  Douglas Topkis
Title:  Member

Exhibit A

Form of Assignment of Receivables

Exhibit B

Accounts Receivables

•  US Government (Classified Contract)           $171,355.25
•  Unisys Canada (CATSA)                               $617,024.63
•  Unisys USA (Veterans Admin)                       $309,652.88
•  Transtech  (Veterans Admin)                         $128,410.55